UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2019

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, Lockheed Martin Corporation (“Lockheed Martin” or the “Corporation”) announced that Dale P. Bennett will be retiring from the Corporation. He will step down as Executive Vice President of the Corporation's Rotary and Mission Systems business segment on August 26, 2019 in anticipation of his retirement but will remain an employee until the end of the year.

On June 27, 2019 the Board of Directors appointed Frank A. St. John, currently Executive Vice President of the Corporation's Missiles and Fire Control business segment, to succeed Mr. Bennett as Executive Vice President of the Rotary and Mission Systems business segment. The Board of Directors elected Scott T. Greene, currently Vice President of Tactical and Strike Missiles in Lockheed Martin's Missiles and Fire Control business segment, to succeed Mr. St. John as Executive Vice President of Missiles and Fire Control. Both changes are effective August 26, 2019.

Mr. Greene, age 61, has served as Vice President of Tactical and Strike Missiles in the Missiles and Fire Control business segment since August 2017. Prior to that, he served as Vice President of Precision Fires and Combat Maneuver Systems from January 2016 to August 2017 and Vice President of Program Management at Missiles and Fire Control from 2011 to January 2016. With more than 38 years of experience, Mr. Greene has held positions of increasing responsibility throughout the Corporation.

Mr. St. John, age 52, has served as Executive Vice President of Missiles and Fire Control since January 2018. He previously served as Executive Vice President and Deputy, Programs, at Missiles and Fire Control from June 2017 to January 2018. Prior to that, he served as Vice President, Orlando Operations and Tactical Missiles/Combat Maneuver Systems business in Missiles and Fire Control from 2011 to May 2017.

A copy of the press release announcing the appointment of Mr. St. John and Mr. Greene and the retirement of Mr. Bennett is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Lockheed Martin Corporation dated July 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION
(Registrant)

Date: July 1, 2019	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel